                                                                     Exhibit 3.1


                                 AMENDED AND RESTATED
                             CERTIFICATE OF INCORPORATION
                                          OF
                                 SOCAL HOLDINGS, INC.


     SoCal Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name of the Corporation is "SoCal Holdings, Inc." The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 2, 1987 and was amended on October 29, 1987 and on July 29, 1992.

     2. This Amended and Restated Certificate of Incorporation of the Corporation (the "Amended and Restated Certificate of Incorporation") has been duly adopted by resolutions proposed and has been declared advisable by the Board of Directors of the Corporation in accordance with Sections 242 and 245 of the Delaware General Corporation Law and duly adopted by the stockholders of the Corporation at a meeting duly called and held in accordance with the Delaware General Corporation Law.

     3. On the date of effectiveness of this Amended and Restated Certificate of Incorporation, (i) each outstanding share of the Corporation's Class A Common Stock, par value $.01 per share ("Class A Common"), shall be reclassified as a share of the Corporation's Common Stock, par value $.01 per share ("Common Stock"), (ii) all outstanding rights to acquire shares of Class A Common shall be deemed to be rights to acquire shares of Common Stock on the same terms and
(iii) each outstanding share of Class B Common Stock, par value $.01 per share, shall be cancelled.

     4. The text of the Certificate of Incorporation as amended heretofore is hereby amended and restated to read as herein set forth in full:

     ARTICLE 1. NAME. The name of the corporation is SoCal Holdings, Inc. (hereinafter referred to as the "Corporation").

     ARTICLE 2. REGISTERED OFFICE AND REGISTERED AGENT. The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the city of Wilmington, county of New Castle. The name of the registered agent at such address is The Corporation Trust Company.

     ARTICLE 3. NATURE OF BUSINESS. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.


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

     ARTICLE 4. CAPITAL STOCK. The total number of shares of capital stock which the Corporation has authority to issue is 1,500,000, of which 500,000 shares shall be common stock, par value $.01 per share (hereinafter the "Common Stock"), and 1,000,000 shares shall be serial preferred stock, par value $.01 per share (hereinafter the "Preferred Stock"), which shall include the following series of Preferred Stock: 100,000 shares of Series A Preferred Stock, par value $.01 per share (hereinafter the "Series A Preferred Stock"), and 30,009 shares of Series B Preferred Stock, par value $.01 per share (hereinafter the "Series B Preferred Stock").

     A description of the different classes and series (if any) of the Corporation's capital stock and a statement of the designations, and the relative rights, preferences, and limitations of the shares of each class of and series (if any) of capital stock are as follows:

     A. COMMON STOCK. Except as provided in any resolution or resolutions establishing a class or series of Preferred Stock pursuant to this Article 4, the holders of the Common Stock shall exclusively possess all voting power.
Each holder of shares of Common Stock shall be entitled to .5939 of a vote for each share held by such holder, and holders of shares may not cumulate votes for the election of directors.

     Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and of sinking fund, retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock and on any class or series of stock entitled to participate therewith as to dividends out of any assets legally available for the payment of dividends.

     In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock (and the holders of any class or series of stock entitled to participate with the Common Stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the Corporation available for distribution remaining after: (i) payment or provision for payment of the Corporation's debts and liabilities; and
(ii) distributions or provisions for distributions to holders of any class or series of stock having preference over the Common Stock in the liquidation, dissolution or winding up of the Corporation. Each share of Common Stock shall have the same relative rights as and be identical in all respects with all the other shares of Common Stock.

     B. SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK. The relative rights and preferences of the Series A Preferred Stock and the Series B Preferred Stock are set forth below:

          (a) DIVIDENDS. The holders of the Series A Preferred Stock and the Series B Preferred Stock shall not be entitled to any dividends or distributions.

          (b)  PREFERENCE ON LIQUIDATION.

               (i) Subject to any rights to receive distributions upon the liquidation, dissolution or winding up of the Corporation to which the holders of preferred stock of the Corporation (other than the Series A Preferred Stock and the Series B Preferred Stock) may be entitled, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock and the Series B Preferred Stock shall be entitled to be paid, pro rata according to the number of shares of Series A Preferred Stock and the Series B Preferred Stock held by each, out of the assets of the Corporation available for distribution to stockholders, an amount equal to $.2813 per share before any payment may be made or any assets distributed to the holders of the Common Stock, and the holders of Series A Preferred Stock and Series B Preferred Stock shall not be entitled to any further payments.

               (ii) Neither consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the consolidation or merger of any corporation with or into the Corporation, nor the sale, lease, exchange or transfer of all or substantially all of the property and assets of the Corporation shall, without further corporate action, be deemed to be a liquidation, dissolution or winding up of the Corporation as those terms are used herein.

          (c)  REDEMPTION.

               (i) At any time and from time to time, the Corporation may, at the option of the Board of Directors of the Corporation, redeem all of the then outstanding Series A Preferred Stock and Series B Preferred Stock at a redemption price equal to $.2813 per share, from any source of funds legally available therefor.

               (ii) Written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of Series A Preferred Stock and Series B Preferred Stock at such holder's post office address last shown on the records of the Corporation. The Redemption Notice shall state:

                      (1) that the Corporation has redeemed or intends to redeem the Series A Preferred Stock and the Series B Preferred Stock; and

                      (2) the date set for redemption of the Series A Preferred Stock (the "Redemption Date"), which may be the date of the mailing of the Redemption Notice or any date not more than 60 days thereafter; and

                      (3) that the holder is to surrender to the Corporation, in a manner and at the place designated, the holder's certificate or certificates representing the shares of Series A Preferred Stock and Series B Preferred Stock to be redeemed.

               (iii) On or before the Redemption Date, or as soon as practicable thereafter, each holder of Series A Preferred Stock and Series B Preferred Stock shall surrender the certificate or certificates representing such shares of Series A Preferred Stock and Series B Preferred Stock to the Corporation, in the manner and at the designated place in the Redemption Notice, and thereupon the redemption price for such shares shall be payable in cash to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

               (iv) Notwithstanding that any certificate for shares of Series A Preferred Stock and Series B Preferred Stock called for redemption shall not have been surrendered by the holder or holders thereof, if the Redemption Notice shall have been properly mailed, and if on or before the Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation separate and apart from its other funds, in trust for the account of the holders of the shares redeemed, so as to be and continue to be available therefor, then, on and after said Redemption Date the shares represented thereby so called for redemption shall be deemed to be no longer outstanding and all rights with respect to such shares of Series A Preferred Stock and Series B Preferred Stock so called for redemption shall forthwith cease and terminate, except only the right of the holders thereof to receive out of the funds so set aside in trust the amount payable on redemption thereof, but without interest. If funds legally available for such purpose are not sufficient for redemption of the shares of Series A Preferred Stock and Series B Preferred Stock which were to be redeemed, then the certificates evidencing such shares shall be deemed to be outstanding and the right of holders of shares of Series A Preferred Stock and Series B Preferred Stock thereafter shall continue to be only those of a holder of shares of Series A Preferred Stock and Series B Preferred Stock, respectively.

               (v) Shares of Series A Preferred Stock and Series B Preferred Stock which shall have been redeemed by the Corporation shall become authorized but unissued shares which may be reissued by the Corporation in accordance with this Amended and Restated Certificate of Incorporation.

          (d) VOTING RIGHTS. Except as otherwise expressly provided by law, the holders of the Series A Preferred Stock and the Series B Preferred Stock shall not be entitled to vote for the election of directors or for any other purpose, and such holders shall not be entitled to any notice of any meeting of the stockholders of the Corporation.

          (e) SINKING FUND. No sinking fund or funds shall be established for the retirement or redemption of the Series A Preferred Stock or the Series B Preferred Stock.

          (f) CONVERTIBILITY. The Series A Preferred Stock and the Series B Preferred Stock shall not be convertible into Common Stock or any other class of capital stock of the Corporation.

     C. PREFERRED STOCK. The Board of Directors is hereby expressly authorized, by resolution or resolutions to provide, out of the authorized and unissued shares of Preferred Stock, for series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

          (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

          (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

          (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

          (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

          (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

          (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

          (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

          (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

          (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

          (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

     The powers, preferences and relative, participating, optional and other special rights, of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative.

     Whenever the Board of Directors of the Corporation shall by resolution or resolutions provide for a series of Preferred Stock pursuant to this Article 4, a certificate of designations setting forth a copy of such resolution or resolutions and the number of shares of stock of such class or series as to which the resolution or resolutions apply shall be executed, acknowledged, filed, recorded and shall become effective in the manner required by the General Corporation Law of the State of Delaware.

     ARTICLE 5. PREEMPTIVE RIGHTS. No holder of the capital stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.

     ARTICLE 6. DIRECTORS. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. Except as otherwise fixed pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors, the number of directors shall be not less than three nor more than 15, as from time to time set by the stockholders of the Corporation.

          A. ELECTION AND TERM. Members of the Board of Directors shall be elected annually by the stockholders at the annual meeting of the stockholders of the Corporation and shall hold office until his or her successor is elected and qualified.

          B. VACANCIES. Except as otherwise fixed pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors, any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may only be filled by an affirmative vote of not less than a majority of the votes eligible to be cast by stockholders at a duly constituted meeting of stockholders. When the number of directors is changed, the stockholders shall determine the class or classes to which the increased or decreased number of directors shall be apportioned, provided that no decrease in the number of directors shall shorten the term of any incumbent director.

          C. REMOVAL. Subject to the rights of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect directors, any director may be removed from office with or without cause by an affirmative vote of not less than a majority of the votes eligible to be cast by stockholders at a duly constituted meeting of stockholders called expressly for such purpose.

     ARTICLE 7. SPECIAL MEETINGS OF STOCKHOLDERS. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, special meetings of the stockholders may be called by the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, and special meetings of the stockholders shall be called by the Board of Directors on the request of the holders of not less than a majority of the shares entitled to vote at the meeting.

     ARTICLE 8. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Notwithstanding anything contained herein to the contrary, any action required under the General Corporation Law of the State of Delaware or hereunder to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     ARTICLE 9. BYLAWS. The stockholders of the Corporation shall have the exclusive authority to adopt, alter, amend or repeal the Bylaws of the Corporation. Such action by the stockholders shall require the affirmative vote of at least a majority of the total votes eligible to be cast by stockholders at a duly constituted meeting of stockholders called expressly for such purpose.

     ARTICLE 10. LIABILITY OF DIRECTORS. The personal liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware as it exists on the effective date of this Amended and Restated Certificate of Incorporation or as such law may be thereafter in effect. No amendment, modification or repeal of this Article 10 shall adversely affect the rights provided hereby with respect to any claim, issue or matter in any proceeding that is based in any respect on any alleged action or failure to act prior to such amendment, modification or repeal.

     ARTICLE 11.      INDEMNIFICATION, ETC.

          A. INDEMNIFICATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer or employee of the Corporation or any predecessor of the Corporation, or is or was serving at the request of the Corporation or any predecessor of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent authorized by Section 145(a)-(d) of the General Corporation Law of the State of Delaware, provided that the Corporation shall not be liable for any amounts which may be due to any person in connection with a settlement of any action, suit or proceeding effected without its prior written consent or any action, suit or proceeding initiated by any person seeking indemnification hereunder (other than to enforce the requirements of this Article 11) without its prior written consent.

          B. ADVANCEMENT OF EXPENSES. Reasonable expenses (including attorneys' fees) incurred by a director, officer or employee of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding described in this Article 11 shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors only upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that the person is not entitled to be indemnified by the Corporation.

          C. OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 11 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to actions in their official capacity and as to actions in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such person.

          D. INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article 11.

          E. COMPLIANCE WITH APPLICABLE LAW. Any payments made pursuant to paragraphs A and B of this Article 11 shall be subject to compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     ARTICLE 12. AMENDMENT. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, SoCal Holdings, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its President and attested to by its Secretary and has caused its corporate seal to be hereto affixed on this 24th day of May 1995.


                                             SOCAL HOLDINGS, INC.
Attest:



 /s/ Joan E. Manning                         By:   /s/ Robert MacDonald
-----------------------------------               ------------------------------
Name:  Joan E. Manning                            Name:  Robert MacDonald
Title: Secretary                                  Title: President

                     CERTIFICATE OF DESIGNATIONS AND PREFERENCES
                     CUMULATIVE VOTING PREFERRED STOCK, SERIES C
                                          of
                                 SOCAL HOLDINGS, INC.

                            ------------------------------

     Pursuant to Section 151 of the General Corporation Law of the State of Delaware

                            ------------------------------

     The undersigned duly authorized officer of SoCal Holdings, Inc. (the "Corporation"), a Delaware corporation, in accordance with the provisions of
Section 103 of the General Corporation Law of the State of Delaware, and pursuant to Section 151 thereof, does hereby certify that the following resolution was adopted by the Board of Directors of the Corporation at a meeting duly convened and held on May 12, 1995, at which a quorum was present and acting throughout:

     "RESOLVED that pursuant to the authority expressly granted to and vested in this Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors hereby authorizes the creation of a series of Cumulative Voting Preferred Stock, Series C, stated value $100.00 per share, of the Corporation upon the terms and conditions set forth herein and hereby fixes the designation and number of shares thereof and fixes the other powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as follows:

     1. DESIGNATION AND AMOUNT; FRACTIONAL SHARES. There shall be a series of preferred stock of the Corporation designated as "Cumulative Voting Preferred Stock, Series C" and the number of shares constituting such series shall be 85,000. Such series is referred to herein as the "Series C Preferred Stock." The Series C Preferred Stock is issuable solely in whole shares.

     2. STATED VALUE AND ISSUE PRICE. The stated value of each share of Series C Preferred Stock is $100.00 and the issue price of each such share is $100.00.

     3. DIVIDENDS. The holders of the Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors and out of the assets of the Corporation which are by law available for the payment of dividends, cumulative preferential cash dividends payable quarterly on June 30, September 30, December 31, and March 31 of each year unless such day is a non-business day, in which event on the next business day, commencing June 30, 1995, at the fixed annual rate of $11.80 per share ($2.95 per quarter). Such dividends shall be paid to the holders of record of the Series C Preferred Stock at the date specified by the Board of Directors of the Corporation, which shall not be more than ten (10) days prior to the respective dividend payment date. Each quarterly


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

dividend shall be fully cumulative and dividends shall accrue, whether or not earned, declared or the Corporation shall have funds or assets available for the payment of dividends, from the first day of the quarter in which such dividends may be payable as herein provided, except that with respect to the first quarterly dividend, such dividend shall accrue from the date of issue of the Series C Preferred Stock. Accrued but unpaid dividends shall compound additional dividends on an annual basis, commencing June 30, 1996, at the rate applicable to the Series C Preferred Stock. Additional dividends shall continue to be compounded on the due but unpaid dividends until all cumulative dividends accumulated on the Series C Preferred Stock shall have been paid in full and provision has been made in full for the payment of dividends for the current quarterly period.

     So long as any Series C Preferred Stock remains outstanding:

          (a) no dividend whatsoever shall be declared or paid upon or set apart for payment, and no distribution shall be ordered or made in respect of: (i) the Corporation's common stock, par value $.01 per share, or any other outstanding common stock of the Corporation (the "Common Stock"); or
     (ii) any other class of stock or series thereof ranking junior to the Series C Preferred Stock in the payment of dividends; and

          (b) no shares of Common Stock and no shares of any other class of stock or series thereof ranking junior to the Series C Preferred Stock in the payment of dividends shall be redeemed or purchased by the Corporation or any subsidiary thereof; and

          (c) no moneys, funds or other assets shall be paid to or made available for a sinking fund for the redemption or purchase of any shares of: (i) Common Stock; or (ii) any other class of stock or series thereof ranking junior to the Series C Preferred Stock in the payment of dividends;

provided that, notwithstanding anything to the contrary contained herein, the Corporation shall redeem all shares of Series A Preferred Stock of the Corporation and all shares of Series B Preferred Stock of the Corporation outstanding on the date of issuance of the Series C Preferred Stock in accordance with the Amended and Restated Certificate of Incorporation of the Corporation.

     In addition, so long as any Series C Preferred Stock remains outstanding, no dividend whatsoever shall be declared or paid upon or set apart for payment, and no distribution shall be ordered or made in respect of, any share or shares of any class of stock or series thereof ranking on a parity with the Series C Preferred Stock in the payment of dividends, unless, for the applicable calendar quarter:

          (a) full dividends shall be paid or declared and set apart for payment on all shares of: (i) the Series C Preferred Stock; and (ii) any class of stock or series thereof ranking on a parity with the Series C Preferred Stock in the payment of dividends; or

          (b) in the event all such dividends for the applicable calendar quarter are not or cannot be paid or declared and set apart for payment in full, a pro rata portion of the full dividends shall be paid or declared and set apart for payment on all shares of: (i) the Series C Preferred Stock; and (ii) any class of stock or series thereof ranking on a parity with the Series C Preferred Stock in the payment of dividends. Such pro rata portion shall be calculated upon the ratio that the total amount available for the payment of all required dividends on the Series C Preferred Stock and such parity stock for the applicable calendar quarter bears to the total required dividends on the Series C Preferred Stock and such parity stock for such calendar quarter.

     4. PREFERENCE ON LIQUIDATION. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Series C Preferred Stock shall be entitled to receive, out of the net assets of the Corporation available for distribution to its stockholders and before any distribution shall be made to the holders of Common Stock or to the holders of any other class of stock or series thereof ranking junior to the Series C Preferred Stock in the distribution of assets, an amount equal to $100.00 per share, plus an amount equal to all dividends accrued and unpaid on each share of Series C Preferred Stock to but excluding the date fixed for distribution, and no more. If upon such voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation the net assets of the Corporation shall be insufficient to permit payment in full of the amounts required to be paid to the holders of the Series C Preferred Stock and to the holders of any class of stock or series thereof ranking on a parity with the Series C Preferred Stock in respect of the distribution of assets, then a pro rata portion of the full amount required to be paid upon such dissolution, liquidation or winding up shall be paid to: (a) the holders of Series C Preferred Stock; and (b) the holders of any class of stock or series thereof ranking on a parity with the Series C Preferred Stock in respect of the distribution of assets. Such pro rata portion shall be calculated upon the ratio that the total amount available for distribution to such holders bears to the total distribution required to be made on the Series C Preferred Stock and such parity stock.

     Nothing herein contained shall be deemed to prevent redemption of Series C Preferred Stock by the Corporation in the manner provided in Paragraph 5 of these resolutions. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph 4.

     Written notice of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, stating a payment date and the place where the distribution amounts shall be payable, shall be given by first class mail, postage prepaid, at least thirty (30) days but not more than sixty
(60) days prior to the payment date stated therein, to the holders of record of the Series C Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

     5. REDEMPTION. The Corporation shall have the right, at its option and by resolution of its Board of Directors, to redeem at any time and from time to time the Series C Preferred Stock, in whole or in part, upon payment in cash in respect of each share redeemed at $100.00 per share, plus an amount equal to all dividends accrued and unpaid thereon to but excluding the date fixed for redemption.

     If less than all of the outstanding shares of the Series C Preferred Stock shall be redeemed, the particular shares to be redeemed shall be allocated by the Corporation among the respective holders of Series C Preferred Stock pro rata, by lot or by a substantially equivalent method selected by the Board of Directors of the Corporation. Under such circumstances, new certificates shall be issued evidencing unredeemed shares to the extent applicable.

     Notice of any redemption specifying the date fixed for said redemption and the place where the amount to be paid upon redemption is payable shall be given by first class mail, postage prepaid, at least ten (10) days but not more than sixty (60) days prior to said redemption date to the holders of record of the Series C Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of shares of Series C Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock. If proper notice of redemption shall have been so mailed, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation separate and apart from its other funds, in trust for the account of the holders of the shares so to be redeemed, so as to be and continue to be available therefor, then, on and after said redemption date, notwithstanding that any certificate for shares of the Series C Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, the right to receive dividends thereon shall cease to accrue, and all rights with respect to such shares of the Series C Preferred Stock so called for redemption shall forthwith cease and terminate, except only the right of the holders thereof to receive out of the funds so set aside in trust the amount payable on redemption thereof, but without interest. If funds legally available for such purpose are not sufficient for redemption of the shares of Series C Preferred Stock which were to be redeemed, then the certificates evidencing such shares shall be deemed to be outstanding and the right of holders of shares of Series C Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series C Preferred Stock.

     Any provision of this Paragraph 5 to the contrary notwithstanding, if any quarterly dividend due on the Series C Preferred Stock shall be in default, and until all such defaults shall have been cured, the Corporation shall not redeem any shares of Series C Preferred Stock unless all outstanding shares of Series C Preferred Stock are simultaneously redeemed and the Corporation shall not purchase or otherwise acquire any shares of Series C Preferred Stock except in accordance with a purchase offer made by the Corporation on the same terms to all holders of record of Series C Preferred Stock.

     6.   VOTING RIGHTS.

     (A) In addition to the class voting rights set forth below in this Paragraph 6 and as may be required from time to time by law, the holders of the Series C Preferred Stock shall be entitled to one vote for each share of Series C Preferred Stock held by such holder on all matters submitted to the holders of Common Stock, whether by vote at a meeting or for action by written consent, and the holders of the Series C Preferred Stock shall vote together with the holders of Common Stock and any other class of capital stock of the Corporation entitled to vote thereon as a single class. Holders of Series C Preferred Stock shall not be entitled to cumulative voting in any election of directors. Any shares of Series C Preferred Stock held by the Corporation or any entity controlled by the Corporation shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

     (B) So long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, without the consent of the holders of at least 662/3% of the number of shares of Series C Preferred Stock at the time outstanding:

          (a) amend, alter or repeal any of the provisions of the Amended and Restated Certificate of Incorporation of the Corporation so as to affect adversely the rights, powers or preferences of the Series C Preferred Stock; or

          (b) create, authorize or issue, or increase the authorized or issued amount, of any class or series of stock of the Corporation that is senior to, or on a parity with, the Series C Preferred Stock in respect of the payment of dividends or distributions upon redemption, liquidation, dissolution or winding up of the Corporation, or any securities convertible into such a senior or parity security.

     A class vote on the part of the Series C Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Board of Directors) in connection with:
(a) the authorization, issuance or increase in the authorized or issued amount of any shares of any other class or series of stock which ranks junior to the Series C Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or
(b) the authorization, issuance or increase in the amount of any notes, commercial paper, bonds, mortgages, debentures or other obligations of the Corporation.

     No vote of the Series C Preferred Stock shall be required if the Series C Preferred Stock is to be redeemed in whole on a date occurring on or prior to the date of occurrence of any event otherwise requiring a class vote by the Series C Preferred Stock.

     (C) At any meeting of the holders of the Series C Preferred Stock, the presence in person or by proxy of the holders of a majority of the total number of shares of the Series C Preferred Stock shall be required to constitute a quorum; and, in the absence of a quorum, a majority of the holders present in person or by proxy shall have the power to adjourn the meeting from time to time without notice other than an announcement at the meeting, until a quorum shall be present.

     7. SINKING FUND. No sinking fund or funds shall be established for the retirement or redemption of the Series C Preferred Stock.

     8. CONVERTIBILITY. Shares of the Series C Preferred Stock shall not be convertible into Common Stock or any other class of capital stock of the Corporation.

     9. RANKING. For purposes hereof, any class or classes of stock of the Corporation shall be deemed to rank:

          (a) senior or prior to the Series C Preferred Stock, as to dividends or as to distribution of assets upon redemption, liquidation, dissolution or winding up, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon redemption, liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series C Preferred Stock;

          (b) on a parity with the Series C Preferred Stock, as to dividends or as to distribution of assets upon redemption, liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series C Preferred Stock, if the holders of such class of stock and the Series C Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon redemption, liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share, redemption prices or liquidation prices, without preferences or priority one over the other; and

          (c) junior to the Series C Preferred Stock, as to dividends or as to the distribution of assets upon redemption, liquidation, dissolution or winding up, if such stock shall be Common Stock or if the holders of Series C Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon redemption, liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such stock.

     The Series C Preferred Stock shall be deemed to rank senior to the Cumulative Voting Preferred Stock, Series D of the Corporation and the Cumulative Nonvoting Preferred Stock, Series E of the Corporation."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Robert MacDonald, its President, and attested by Joan Manning, its Secretary, this 24th day of May 1995.


                                             SOCAL HOLDINGS, INC.



                                             By:   /s/ Robert MacDonald
                                                  ------------------------------
                                                  Name:  Robert MacDonald
                                                  Title: President


Attest:



 /s/ Joan E. Manning
-----------------------------------
Name:  Joan E. Manning
Title: Secretary

                     CERTIFICATE OF DESIGNATIONS AND PREFERENCES
                     CUMULATIVE VOTING PREFERRED STOCK, SERIES D
                                          of
                                 SOCAL HOLDINGS, INC.

                            ------------------------------

     Pursuant to Section 151 of the General Corporation Law of the State of Delaware

                            ------------------------------

     The undersigned duly authorized officer of SoCal Holdings, Inc. (the "Corporation"), a Delaware corporation, in accordance with the provisions of
Section 103 of the General Corporation Law of the State of Delaware, and pursuant to Section 151 thereof, does hereby certify that the following resolution was adopted by the Board of Directors of the Corporation at a meeting duly convened and held on May 12, 1995, at which a quorum was present and acting throughout:

     "RESOLVED that pursuant to the authority expressly granted to and vested in this Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors hereby authorizes the creation of a series of Cumulative Voting Preferred Stock, Series D, stated value $100.00 per share, of the Corporation upon the terms and conditions set forth herein and hereby fixes the designation and number of shares thereof and fixes the other powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as follows:

     1. DESIGNATION AND AMOUNT; FRACTIONAL SHARES. There shall be a series of preferred stock of the Corporation designated as "Cumulative Voting Preferred Stock, Series D" and the number of shares constituting such series shall be 68,000. Such series is referred to herein as the "Series D Preferred Stock." The Series D Preferred Stock is issuable solely in whole shares.

     2. STATED VALUE AND ISSUE PRICE. The stated value of each share of Series D Preferred Stock is $100.00 and the issue price of each such share is $100.00.

     3. DIVIDENDS. The holders of the Series D Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors and out of the assets of the Corporation which are by law available for the payment of dividends, cumulative preferential cash dividends payable quarterly on June 30, September 30, December 31, and March 31 of each year unless such day is a non-business day, in which event on the next business day, commencing June 30, 1995, at the fixed annual rate of $12.00 per share ($3.00 per quarter). Such dividends shall be paid to the holders of record of the Series D Preferred Stock at the date specified by the Board of Directors of the Corporation, which shall not be more than ten (10) days prior to the respective dividend payment date. Each quarterly dividend shall be fully cumulative and dividends shall accrue, whether or not earned, declared or the Corporation shall have funds or assets available for the payment of dividends, from the first day of the quarter in which such dividends may be payable as herein provided, except that with respect to the first quarterly dividend, such dividend shall accrue from the date of issue of the Series D Preferred Stock. Accrued but unpaid dividends shall compound additional dividends on an annual basis, commencing June 30, 1996, at the rate applicable to the Series D Preferred Stock. Additional dividends shall continue to be compounded on the due but unpaid dividends until all cumulative dividends accumulated on the Series D Preferred Stock shall have been paid in full and provision has been made in full for the payment of dividends for the current quarterly period.

     So long as any Series D Preferred Stock remains outstanding:

          (a) no dividend whatsoever shall be declared or paid upon or set apart for payment, and no distribution shall be ordered or made in respect of: (i) the Corporation's common stock, par value $.01 per share, or any other outstanding common stock of the Corporation (the "Common Stock"); or
     (ii) any other class of stock or series thereof ranking junior to the Series D Preferred Stock in the payment of dividends; and

          (b) no shares of Common Stock and no shares of any other class of stock or series thereof ranking junior to the Series D Preferred Stock in the payment of dividends shall be redeemed or purchased by the Corporation or any subsidiary thereof; and

          (c) no moneys, funds or other assets shall be paid to or made available for a sinking fund for the redemption or purchase of any shares of: (i) Common Stock; or (ii) any other class of stock or series thereof ranking junior to the Series D Preferred Stock in the payment of dividends;

unless, in each instance, full dividends on all outstanding shares of Series D
Preferred: (i) for all past dividend periods shall have been paid; and (ii) for the then current calendar quarter shall have been paid or declared and set aside for payment; provided that, notwithstanding anything to the contrary contained herein, the Corporation shall redeem all shares of Series A Preferred Stock of the Corporation and all shares of Series B Preferred Stock of the Corporation outstanding on the date of issuance of the Series D Preferred Stock in accordance with the Amended and Restated Certificate of Incorporation of the Corporation.

     In addition, so long as any Series D Preferred Stock remains outstanding, no dividend whatsoever shall be declared or paid upon or set apart for payment, and no distribution shall be ordered or made in respect of, any share or shares of any class of stock or series thereof ranking on a parity with the Series D Preferred Stock in the payment of dividends, unless, for the applicable calendar quarter:

          (a) full dividends shall be paid or declared and set apart for payment on all shares of: (i) the Series D Preferred Stock; and (ii) any class of stock or series thereof ranking on a parity with the Series D Preferred Stock in the payment of dividends; or

          (b) in the event all such dividends for the applicable calendar quarter are not or cannot be paid or declared and set apart for payment in full, a pro rata portion of the full dividends shall be paid or declared and set apart for payment on all shares of: (i) the Series D Preferred Stock; and (ii) any class of stock or series thereof ranking on a parity with the Series D Preferred Stock in the payment of dividends. Such pro rata portion shall be calculated upon the ratio that the total amount available for the payment of all required dividends on the Series D Preferred Stock and such parity stock for the applicable calendar quarter bears to the total required dividends on the Series D Preferred Stock and such parity stock for such calendar quarter.

     4. PREFERENCE ON LIQUIDATION. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Series D Preferred Stock shall be entitled to receive, out of the net assets of the Corporation available for distribution to its stockholders and before any distribution shall be made to the holders of Common Stock or to the holders of any other class of stock or series thereof ranking junior to the Series D Preferred Stock in the distribution of assets, an amount equal to $100.00 per share, plus an amount equal to all dividends accrued and unpaid on each share of Series D Preferred Stock to but excluding the date fixed for distribution, and no more. If upon such voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation the net assets of the Corporation shall be insufficient to permit payment in full of the amounts required to be paid to the holders of the Series D Preferred Stock and to the holders of any class of stock or series thereof ranking on a parity with the Series D Preferred Stock in respect of the distribution of assets, then a pro rata portion of the full amount required to be paid upon such dissolution, liquidation or winding up shall be paid to: (a) the holders of Series D Preferred Stock; and (b) the holders of any class of stock or series thereof ranking on a parity with the Series D Preferred Stock in respect of the distribution of assets. Such pro rata portion shall be calculated upon the ratio that the total amount available for distribution to such holders bears to the total distribution required to be made on the Series D Preferred Stock and such parity stock.

     Nothing herein contained shall be deemed to prevent redemption of Series D Preferred Stock by the Corporation in the manner provided in Paragraph 5 of these resolutions. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph 4.

     Written notice of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, stating a payment date and the place where the distribution amounts shall be payable, shall be given by first class mail, postage prepaid, at least thirty (30) days but not more than sixty
(60) days prior to the payment date stated therein, to the holders of record of the Series D Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

     5. REDEMPTION. The Corporation shall have the right, at its option and by resolution of its Board of Directors, to redeem at any time and from time to time the Series D Preferred Stock, in whole or in part, upon payment in cash in respect of each share of Series D Preferred Stock redeemed at $100.00 per share, plus an amount equal to all dividends accrued and unpaid thereon to but excluding the date fixed for redemption, provided that the Corporation may not redeem the Series D Preferred Stock in whole or in part unless it also redeems in whole or in part any class of stock or series thereof ranking on a parity with the Series D Preferred Stock in respect of redemption.

     If less than all of the outstanding shares of the Series D Preferred Stock and any class of stock or series thereof ranking on a parity with the Series D Preferred Stock in respect of redemption shall be redeemed, the particular shares to be redeemed shall be allocated by the Corporation among the respective holders of Series D Preferred Stock and any class of stock or series thereof ranking on a parity with the Series D Preferred Stock in respect of redemption, pro rata, by lot or by a substantially equivalent method selected by the Board of Directors of the Corporation. Under such circumstances, new certificates shall be issued evidencing unredeemed shares to the extent applicable.

     Notice of any redemption specifying the date fixed for said redemption and the place where the amount to be paid upon redemption is payable shall be given by first class mail, postage prepaid, at least ten (10) days but not more than sixty (60) days prior to said redemption date to the holders of record of the Series D Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of shares of Series D Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series D Preferred Stock. If proper notice of redemption shall have been so mailed, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation separate and apart from its other funds, in trust for the account of the holders of the shares so to be redeemed, so as to be and continue to be available therefor, then, on and after said redemption date, notwithstanding that any certificate for shares of the Series D Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, the right to receive dividends thereon shall cease to accrue, and all rights with respect to such shares of the Series D Preferred Stock so called for redemption shall forthwith cease and terminate, except only the right of the holders thereof to receive out of the funds so set aside in trust the amount payable on redemption thereof, but without interest. If funds legally available for such purpose are not sufficient for redemption of the shares of Series D Preferred Stock which were to be redeemed, then the certificates evidencing such shares shall be deemed to be outstanding and the right of holders of shares of Series D Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series D Preferred Stock.

     Any provision of this Paragraph 5 to the contrary notwithstanding, if any quarterly dividend due on the Series D Preferred Stock shall be in default, and until all such defaults shall have been cured, the Corporation shall not redeem any shares of Series D Preferred Stock unless all outstanding shares of Series D Preferred Stock and any class of stock or series thereof ranking on a parity with the Series D Preferred Stock in respect of redemption are simultaneously redeemed and the Corporation shall not purchase or otherwise acquire any shares of Series D Preferred Stock except in accordance with a purchase offer made by the Corporation on the same terms to all holders of record of Series D Preferred Stock and any class of stock or series thereof ranking on a parity with the Series D Preferred Stock in respect of redemption.

     6. VOTING RIGHTS. In addition to any voting rights as may be required from time to time by law, the holders of the Series D Preferred Stock shall be entitled to one vote for each share of Series D Preferred Stock held by such holder on all matters submitted to the holders of Common Stock, whether by vote at a meeting or for action by written consent, and the holders of the Series D Preferred Stock shall vote together with the holders of Common Stock and any other class of capital stock of the Corporation entitled to vote thereon as a single class. Holders of Series D Preferred Stock shall not be entitled to cumulative voting in any election of directors. Any shares of Series D Preferred Stock held by the Corporation or any entity controlled by the Corporation shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

     7. SINKING FUND. No sinking fund or funds shall be established for the retirement or redemption of the Series D Preferred Stock.

     8. CONVERTIBILITY. Shares of the Series D Preferred Stock shall not be convertible into Common Stock or any other class of capital stock of the Corporation.

     9. RANKING. For purposes hereof, any class or classes of stock of the Corporation shall be deemed to rank:

          (a) senior or prior to the Series D Preferred Stock, as to dividends or as to distribution of assets upon redemption, liquidation, dissolution or winding up, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon redemption, liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series D Preferred Stock;

          (b) on a parity with the Series D Preferred Stock, as to dividends or as to distribution of assets upon redemption, liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series D Preferred Stock, if the holders of such class of stock and the Series D Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon redemption, liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share, redemption prices or liquidation prices, without preferences or priority one over the other; and

          (c) junior to the Series D Preferred Stock, as to dividends or as to the distribution of assets upon redemption, liquidation, dissolution or winding up, if such stock shall be Common Stock or if the holders of Series D Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon redemption, liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such stock.

     The Series D Preferred Stock and the Cumulative Nonvoting Preferred Stock, Series E of the Corporation shall be deemed to rank on a parity with each other and junior to the Cumulative Voting Preferred Stock, Series C of the Corporation."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Robert MacDonald, its President, and attested by Joan Manning, its Secretary, this 24th day of May 1995.

                                             SOCAL HOLDINGS, INC.



                                             By:   /s/ Robert MacDonald
                                                  ------------------------------
                                                  Name:  Robert MacDonald
                                                  Title: President


Attest:



 /s/ Joan E. Manning
-----------------------------------
Name:  Joan E. Manning
Title: Secretary

                     CERTIFICATE OF DESIGNATIONS AND PREFERENCES
                    CUMULATIVE NONVOTING PREFERRED STOCK, SERIES E
                                          of
                                 SOCAL HOLDINGS, INC.

                            ------------------------------

     Pursuant to Section 151 of the General Corporation Law of the State of Delaware

                            ------------------------------

     The undersigned duly authorized officer of SoCal Holdings, Inc. (the "Corporation"), a Delaware corporation, in accordance with the provisions of
Section 103 of the General Corporation Law of the State of Delaware, and pursuant to Section 151 thereof, does hereby certify that the following resolution was adopted by the Board of Directors of the Corporation at a meeting duly convened and held on May 12, 1995, at which a quorum was present and acting throughout:

     "RESOLVED that pursuant to the authority expressly granted to and vested in this Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors hereby authorizes the creation of a series of Cumulative Nonvoting Preferred Stock, Series E, stated value $100.00 per share, of the Corporation upon the terms and conditions set forth herein and hereby fixes the designation and number of shares thereof and fixes the other powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as follows:

     1. DESIGNATION AND AMOUNT; FRACTIONAL SHARES. There shall be a series of preferred stock of the Corporation designated as "Cumulative Nonvoting Preferred Stock, Series E" and the number of shares constituting such series shall be 332,000. Such series is referred to herein as the "Series E Preferred Stock." The Series E Preferred Stock is issuable solely in whole shares.

     2. STATED VALUE AND ISSUE PRICE. The stated value of each share of Series E Preferred Stock is $100.00 and the issue price of each such share is $100.00.

     3. DIVIDENDS. The holders of the Series E Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors and out of the assets of the Corporation which are by law available for the payment of dividends, cumulative preferential cash dividends payable quarterly on June 30, September 30, December 31, and March 31 of each year unless such day is a non-business day, in which event on the next business day, commencing June 30, 1995, at the fixed annual rate of $12.00 per share ($3.00 per quarter). Such dividends shall be paid to the holders of record of the Series E Preferred Stock at the date specified by the Board of Directors of the Corporation, which shall not be more than ten (10) days prior to the respective dividend payment date. Each quarterly dividend shall be fully cumulative and dividends shall accrue, whether or not earned, declared or the Corporation shall have funds or assets available for the payment of dividends, from the first day of the quarter in which such dividends may be payable as herein provided, except that with respect to the first quarterly dividend, such dividend shall accrue from the date of issue of the Series E Preferred Stock. Accrued but unpaid dividends shall compound additional dividends on an annual basis, commencing June 30, 1996, at the rate applicable to the Series E Preferred Stock. Additional dividends shall continue to be compounded on the due but unpaid dividends until all cumulative dividends accumulated on the Series E Preferred Stock shall have been paid in full and provision has been made in full for the payment of dividends for the current quarterly period.

     So long as any Series E Preferred Stock remains outstanding:

          (a) no dividend whatsoever shall be declared or paid upon or set apart for payment, and no distribution shall be ordered or made in respect of: (i) the Corporation's common stock, par value $.01 per share, or any other outstanding common stock of the Corporation (the "Common Stock"); or
     (ii) any other class of stock or series thereof ranking junior to the Series E Preferred Stock in the payment of dividends; and

          (b) no shares of Common Stock and no shares of any other class of stock or series thereof ranking junior to the Series E Preferred Stock in the payment of dividends shall be redeemed or purchased by the Corporation or any subsidiary thereof; and

          (c) no moneys, funds or other assets shall be paid to or made available for a sinking fund for the redemption or purchase of any shares of: (i) Common Stock; or (ii) any other class of stock or series thereof ranking junior to the Series E Preferred Stock in the payment of dividends;

unless, in each instance, full dividends on all outstanding shares of Series E
Preferred: (i) for all past dividend periods shall have been paid; and (ii) for the then current calendar quarter shall have been paid or declared and set aside for payment; provided that, notwithstanding anything to the contrary contained herein, the Corporation shall redeem all shares of Series A Preferred Stock of the Corporation and all shares of Series B Preferred Stock of the Corporation outstanding on the date of issuance of the Series E Preferred Stock in accordance with the Amended and Restated Certificate of Incorporation of the Corporation.

     In addition, so long as any Series E Preferred Stock remains outstanding, no dividend whatsoever shall be declared or paid upon or set apart for payment, and no distribution shall be ordered or made in respect of, any share or shares of any class of stock or series thereof ranking on a parity with the Series E Preferred Stock in the payment of dividends, unless, for the applicable calendar quarter:

          (a) full dividends shall be paid or declared and set apart for payment on all shares of: (i) the Series E Preferred Stock; and (ii) any class of stock or series thereof ranking on a parity with the Series E Preferred Stock in the payment of dividends; or

          (b) in the event all such dividends for the applicable calendar quarter are not or cannot be paid or declared and set apart for payment in full, a pro rata portion of the full dividends shall be paid or declared and set apart for payment on all shares of: (i) the Series E Preferred Stock; and (ii) any class of stock or series thereof ranking on a parity with the Series E Preferred Stock in the payment of dividends. Such pro rata portion shall be calculated upon the ratio that the total amount available for the payment of all required dividends on the Series E Preferred Stock and such parity stock for the applicable calendar quarter bears to the total required dividends on the Series E Preferred Stock and such parity stock for such calendar quarter.

     4. PREFERENCE ON LIQUIDATION. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Series E Preferred Stock shall be entitled to receive, out of the net assets of the Corporation available for distribution to its stockholders and before any distribution shall be made to the holders of Common Stock or to the holders of any other class of stock or series thereof ranking junior to the Series E Preferred Stock in the distribution of assets, an amount equal to $100.00 per share, plus an amount equal to all dividends accrued and unpaid on each share of Series E Preferred Stock to but excluding the date fixed for distribution, and no more. If upon such voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation the net assets of the Corporation shall be insufficient to permit payment in full of the amounts required to be paid to the holders of the Series E Preferred Stock and to the holders of any class of stock or series thereof ranking on a parity with the Series E Preferred Stock in respect of the distribution of assets, then a pro rata portion of the full amount required to be paid upon such dissolution, liquidation or winding up shall be paid to: (a) the holders of Series E Preferred Stock; and (b) the holders of any class of stock or series thereof ranking on a parity with the Series E Preferred Stock in respect of the distribution of assets. Such pro rata portion shall be calculated upon the ratio that the total amount available for distribution to such holders bears to the total distribution required to be made on the Series E Preferred Stock and such parity stock.

     Nothing herein contained shall be deemed to prevent redemption of Series E Preferred Stock by the Corporation in the manner provided in Paragraph 5 of these resolutions. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph 4.

     Written notice of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, stating a payment date and the place where the distribution amounts shall be payable, shall be given by first class mail, postage prepaid, at least thirty (30) days but not more than sixty
(60) days prior to the payment date stated therein, to the holders of record of the Series E Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

     5. REDEMPTION. The Corporation shall have the right, at its option and by resolution of its Board of Directors, to redeem at any time and from time to time the Series E Preferred Stock, in whole or in part, upon payment in cash in respect of each share of Series E Preferred Stock redeemed at $100.00 per share, plus an amount equal to all dividends accrued and unpaid thereon to but excluding the date fixed for redemption, provided that the Corporation may not redeem the Series E Preferred Stock in whole or in part unless it also redeems in whole or in part any class of stock or series thereof ranking on a parity with the Series E Preferred Stock in respect of redemption.

     If less than all of the outstanding shares of the Series E Preferred Stock and any class of stock or series thereof ranking on a parity with the Series E Preferred Stock in respect of redemption shall be redeemed, the particular shares to be redeemed shall be allocated by the Corporation among the respective holders of Series E Preferred Stock and any class of stock or series thereof ranking on a parity with the Series E Preferred Stock in respect of redemption, pro rata, by lot or by a substantially equivalent method selected by the Board of Directors of the Corporation. Under such circumstances, new certificates shall be issued evidencing unredeemed shares to the extent applicable.

     Notice of any redemption specifying the date fixed for said redemption and the place where the amount to be paid upon redemption is payable shall be given by first class mail, postage prepaid, at least ten (10) days but not more than sixty (60) days prior to said redemption date to the holders of record of the Series E Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of shares of Series E Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series E Preferred Stock. If proper notice of redemption shall have been so mailed, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation separate and apart from its other funds, in trust for the account of the holders of the shares so to be redeemed, so as to be and continue to be available therefor, then, on and after said redemption date, notwithstanding that any certificate for shares of the Series E Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, the right to receive dividends thereon shall cease to accrue, and all rights with respect to such shares of the Series E Preferred Stock so called for redemption shall forthwith cease and terminate, except only the right of the holders thereof to receive out of the funds so set aside in trust the amount payable on redemption thereof, but without interest. If funds legally available for such purpose are not sufficient for redemption of the shares of Series E Preferred Stock which were to be redeemed, then the certificates evidencing such shares shall be deemed to be outstanding and the right of holders of shares of Series E Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series E Preferred Stock.

     Any provision of this Paragraph 5 to the contrary notwithstanding, if any quarterly dividend due on the Series E Preferred Stock shall be in default, and until all such defaults shall have been cured, the Corporation shall not redeem any shares of Series E Preferred Stock unless all outstanding shares of Series E Preferred Stock and any class of stock or series thereof ranking on a parity with the Series E Preferred Stock in respect of redemption are simultaneously redeemed and the Corporation shall not purchase or otherwise acquire any shares of Series E Preferred Stock except in accordance with a purchase offer made by the Corporation on the same terms to all holders of record of Series E Preferred Stock and any class of stock or series thereof ranking on a parity with the Series E Preferred Stock in respect of redemption.

     6. VOTING RIGHTS. The holders of the Series E Preferred Stock shall not have any voting rights except as otherwise from time to time required by law.

     7. SINKING FUND. No sinking fund or funds shall be established for the retirement or redemption of the Series E Preferred Stock.

     8. CONVERTIBILITY. Shares of the Series E Preferred Stock shall not be convertible into Common Stock or any other class of capital stock of the Corporation.

     9. RANKING. For purposes hereof, any class or classes of stock of the Corporation shall be deemed to rank:

          (a) senior or prior to the Series E Preferred Stock, as to dividends or as to distribution of assets upon redemption, liquidation, dissolution or winding up, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon redemption, liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series E Preferred Stock;

          (b) on a parity with the Series E Preferred Stock, as to dividends or as to distribution of assets upon redemption, liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series E Preferred Stock, if the holders of such class of stock and the Series E Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon redemption, liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share, redemption prices or liquidation prices, without preferences or priority one over the other; and

          (c) junior to the Series E Preferred Stock, as to dividends or as to the distribution of assets upon redemption, liquidation, dissolution or winding up, if such stock shall be Common Stock or if the holders of Series E Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon redemption, liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such stock.

     The Series E Preferred Stock and the Cumulative Voting Preferred Stock, Series D of the Corporation shall be deemed to rank on a parity with each other and junior to the Cumulative Voting Preferred Stock, Series C of the Corporation."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Robert MacDonald, its President, and attested by Joan Manning, its Secretary, this 24th day of May 1995.


                                             SOCAL HOLDINGS, INC.



                                             By:   /s/ Robert MacDonald
                                                  ------------------------------
                                                  Name:  Robert MacDonald
                                                  Title: President


Attest:



 /s/ Joan E. Manning
-----------------------------------
Name:  Joan E. Manning
Title: Secretary